Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

March 31, 2008

Supplemental Financial Information

March 31, 2008

Supplemental Financial Information

March 31, 2008

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 20 properties totaling 9,042 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

61

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information

March 31, 2008

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Michael W. Brennan

Director

Edward C. Coppola

Director

Kenneth Fisher

Director

Sir David M.C. Michels

Director

Supplemental Financial Information

March 31, 2008

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Ryan M. Bowie

Vice President & Treasurer

Stephen M. Briggs

Vice President, Controller (Principal Accounting Officer)

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Michael E. Nelson

Vice President, Asset Management

John C. Nicolls

Vice President, Capital Projects

Janice J. Peterson

Vice President, Human Capital

Cory P. Warning

Vice President, Development

Supplemental Financial Information

March 31, 2008

Equity Research Coverage

Firm	Analyst	Telephone
Citigroup Investment Research	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

RBC Capital Markets Corp.	Mike Salinsky	(216) 378-7627

Stifel Nicolaus	Rod Petrik	(410) 454-4131

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

March 31, 2008

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in millions, except per share information)

	Three Months Ended March 31, 2008
Results vs. Previous Guidance	Actual	Guidance
North American Total RevPAR growth	0.8%	0.5% - 1.5%
North American RevPAR growth	1.3%	1.5% - 2.5%
Comparable EBITDA	$55.4	$54.4 - 57.4
Comparable FFO per diluted share	$0.31	$0.30 - 0.34

(in thousands, except per share information)
	March 31, 2008
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	74,407	74,407
Operating partnership units outstanding	976	976
Stock options outstanding	885	885
Restricted stock units outstanding	1,289	1,289

Combined shares, options and units outstanding	77,557	77,557
Common stock price at end of period	$13.13	$13.13

Common equity capitalization	$1,018,323	$1,018,323
Preferred equity capitalization	370,236	370,236
Consolidated debt	1,710,934	1,710,934
Pro rata share of unconsolidated debt	274,500	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(107,323)	(107,323)

Total enterprise value	$3,159,605	$2,992,170

Net Debt / Total Enterprise Value	56.1%	53.6%
Preferred Equity / Total Enterprise Value	11.7%	12.4%
Common Equity / Total Enterprise Value	32.2%	34.0%

Dividends Per Share
Common dividends declared (holders of record on March 28, 2008)		$0.24

Preferred Series A dividends declared (holders of record on March 21, 2008)		$0.53125

Preferred Series B dividends declared (holders of record on March 21, 2008)		$0.51563

Preferred Series C dividends declared (holders of record on March 21, 2008)		$0.51563

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,
	2008	2007
Revenues:
Rooms	$139,777	$126,637
Food and beverage	83,545	80,813
Other hotel operating revenue	27,459	26,068

	250,781	233,518
Lease revenue	1,287	4,412

Total revenues	252,068	237,930

Operating Costs and Expenses:
Rooms	34,773	31,495
Food and beverage	59,465	55,288
Other departmental expenses	65,319	60,713
Management fees	10,232	8,722
Other hotel expenses	16,770	16,455
Lease expense	4,327	3,780
Depreciation and amortization	28,293	25,549
Corporate expenses	7,430	7,117

Total operating costs and expenses	226,609	209,119

Operating income	25,459	28,811

Interest expense	(21,927)	(20,963)
Interest income	595	489
Loss on early extinguishment of debt	—	(4,319)
Equity in losses of joint ventures	(779)	(2,883)
Foreign currency exchange loss	(3,209)	(1,655)
Other expenses, net	(443)	(157)

Loss before income taxes, minority interests, loss on sale of minority interests in hotel properties and discontinued operations	(304)	(677)
Income tax expense	(302)	(1,353)
Minority interest in SHR’s operating partnership	7	30
Minority interest in consolidated affiliates	897	(422)

Income (loss) before loss on sale of minority interests in hotel properties and discontinued operations	298	(2,422)
Loss on sale of minority interests in hotel properties	(5)	—

Income (loss) from continuing operations	293	(2,422)
Income from discontinued operations, net of tax and minority interests	411	325

Net income (loss)	704	(2,097)
Preferred shareholder dividends	(7,721)	(7,462)

Net loss available to common shareholders	$(7,017)	$(9,559)

Basic and Diluted Loss Per Share:
Loss from continuing operations available to common shareholders per share	$(0.10)	$(0.13)
Income from discontinued operations per share	0.01	—

Net loss available to common shareholders per share	$(0.09)	$(0.13)

Weighted average common shares outstanding	74,950	75,836

Supplemental Financial Information

March 31, 2008 and December 31, 2007

Consolidated Balance Sheets

(in thousands, except share data)

	March 31, 2008	December 31, 2007
Assets
Investment in hotel properties, net	$2,481,269	$2,427,273
Goodwill	477,529	462,536
Intangible assets, net of accumulated amortization of $3,818 and $3,271	44,822	45,420
Investment in joint ventures	78,958	78,801
Cash and cash equivalents	107,323	111,494
Restricted cash and cash equivalents	41,872	39,161
Accounts receivable, net of allowance for doubtful accounts of $2,108 and $1,965	89,934	82,217
Deferred financing costs, net of accumulated amortization of $4,212 and $4,809	13,602	14,868
Deferred tax assets	46,763	41,790
Other assets	54,551	62,736

Total assets	$3,436,623	$3,366,296

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$1,376,654	$1,363,855
Exchangeable senior notes, net of discount	179,280	179,235
Bank credit facility	155,000	109,000
Accounts payable and accrued expenses	306,861	266,324
Distributions payable	18,258	18,179
Deferred tax liabilities	39,798	36,407
Deferred gain on sale of hotels	122,508	114,292

Total liabilities	2,198,359	2,087,292

Minority interests in SHR’s operating partnership	10,891	11,512
Minority interests in consolidated affiliates	30,205	30,653

Shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 74,407,452 and 74,371,230 common shares issued and outstanding)	744	742
Additional paid-in capital	1,203,061	1,201,503
Accumulated deficit	(329,943)	(304,922)
Accumulated other comprehensive loss	(34,615)	(18,405)

Total shareholders’ equity	1,197,168	1,236,839

Total liabilities and shareholders’ equity	$3,436,623	$3,366,296

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On December 28, 2007, we sold the Hyatt Regency New Orleans for a net sales price of $28.0 million.

The following is a summary of income from discontinued operations for the three months ended March 31, 2008 and 2007 (in thousands):

	Three Months Ended March 31,
	2008	2007
Hotel operating revenues	$—	$98

Operating costs and expenses	—	238

Operating loss	—	(140)
Interest expense	—	(34)
Interest income	—	442
Income tax benefit	—	61
Gain on sale	416	—
Minority interests	(5)	(4)

Income from discontinued operations	$411	$325

Supplemental Financial Information

March 31, 2008

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended March 31,
	2008	2007
Total revenues (100%)	$34,858	$30,498
Property EBITDA (100%)	$11,449	$9,872

Equity in losses of joint venture (SHR 45% ownership)
Property EBITDA	$5,152	$4,442
Depreciation and amortization	(1,900)	(1,960)
Interest expense	(4,411)	(5,033)
Other expense, net	(28)	(50)
Income taxes	340	(95)

Equity in losses of joint venture	$(847)	$(2,696)

EBITDA Contribution from investment in Hotel del Coronado
Equity in losses of joint venture	$(847)	$(2,696)
Depreciation and amortization	1,900	1,960
Interest expense	4,411	5,033
Income taxes	(340)	95

EBITDA Contribution for investment in Hotel del Coronado	$5,124	$4,392

FFO Contribution from investment in Hotel del Coronado
Equity in losses of joint venture	$(847)	$(2,696)
Depreciation and amortization	1,900	1,960

FFO Contribution for investment in Hotel del Coronado	$1,053	$(736)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity Date
CMBS Mortgage and Mezzanine	4.78%	208 bp	$610,000	January 2011 (a)
Revolving Credit Facility	5.20%	250 bp	—	January 2011 (a)

			610,000
Cash and cash equivalents			11,259

Net Debt			$598,741

(a)	Includes extension options.

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2006	5.0% to January 2008 5.5% January 2008 to maturity	$630,000	January 2009

CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2009	5.0%	$630,000	January 2011

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended March 31,
	2008	2007
North Beach Venture
Hotel condominium sales (100%)	$78	$—
Hotel condominium cost of sales (100%)	$99	$—

SHR’s 45% share
Hotel condominium sales	$35	$—
Hotel condominium cost of sales	45	—
Other income (expense), net	13	(37)
Income taxes	(36)	—

SHR’s share of net income (loss)	$57	$(37)

Net income (loss)	$57	$(37)
Income taxes	36	—

EBITDA Contribution for investment in North Beach Venture	$93	$(37)

FFO Contribution for investment in North Beach Venture	$57	$(37)

	Three Months Ended March 31,
	2008	2008
Residence Club Punta Mita (RCPM)
SHR’s 31% share
Sales	$196	$738

EBITDA Contribution for investment in RCPM	$60	$(159)

FFO Contribution for investment in RCPM	$41	$(150)

SHR’s share of total residential activity:
Sales	$231	$738

EBITDA	$153	$(196)

FFO	$98	$(187)

Supplemental Financial Information

March 31, 2008

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net income (loss) available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding (losses) or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO—Fully Diluted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net income (loss) available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (loss) available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (loss) available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO—Fully Diluted, EBITDA and Adjusted EBITDA.

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

Reconciliation of Net Loss Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended March 31,
	2008	2007
Net loss available to common shareholders	$(7,017)	$(9,559)
Depreciation and amortization—continuing operations	28,293	25,549
Interest expense—continuing operations	21,927	20,963
Interest expense—discontinued operations	—	34
Income taxes—continuing operations	302	1,353
Income taxes—discontinued operations	—	(61)
Minority interests	(2)	(26)
Adjustments from consolidated affiliates	(1,671)	(1,028)
Adjustments from unconsolidated affiliates	5,989	7,079
Preferred shareholder dividends	7,721	7,462

EBITDA	55,542	51,766
Realized portion of deferred gain on sale leasebacks	(1,322)	(1,137)

Adjusted EBITDA	54,220	50,629

Gain on sale of assets—continuing operations	(117)	—
Gain on sale of assets—discontinued operations	(416)	—
Loss on sale of minority interests in hotel properties	5	—
Corporate depreciation	(292)	—
Foreign currency exchange loss (a)	3,209	1,339
Hyatt Regency La Jolla minority interest (b)	(1,180)	—
Termination costs—discontinued operations (c)	—	69
Planning costs—New Orleans Jazz District	—	227
Loss on early extinguishment of debt—continuing operations	—	4,319

Comparable EBITDA	$55,429	$56,583

(a)	Foreign currency exchange loss applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
(b)	The minority interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is not deducted from net loss available to common shareholders under GAAP accounting rules.
(c)	Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property.

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

Reconciliation of Net Loss Available to Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended March 31,
	2008	2007
Net loss available to common shareholders	$(7,017)	$(9,559)
Depreciation and amortization—continuing operations	28,293	25,549
Corporate depreciation	(292)	—
Gain on sale of assets—continuing operations	(117)	—
Gain on sale of assets—discontinued operations	(416)	—
Loss on sale of minority interests in hotel properties	5	—
Realized portion of deferred gain on sale leasebacks	(1,322)	(1,137)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	394	345
Minority interests adjustments	(387)	(349)
Adjustments from consolidated affiliates	(1,275)	(552)
Adjustments from unconsolidated affiliates	1,900	1,960

FFO	19,766	16,257
Convertible minority interests	386	323

FFO—Fully Diluted	20,152	16,580
Termination costs, net of tax—discontinued operations (a)	—	42
Planning costs, net of tax—New Orleans Jazz District	—	166
Hyatt Regency La Jolla minority interest (b)	(589)	—
Foreign currency exchange loss, net of tax (c)	3,916	1,339
Loss on early extinguishment of debt—continuing operations	—	4,319

Comparable FFO	$23,479	$22,446

Comparable FFO per diluted share	$0.31	$0.29

Weighted average diluted shares (d)	76,086	77,002

(a)	Termination costs, net of tax, included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property.
(b)	The minority interest partner’s share of the Hyatt Regency La Jolla’s property FFO is not deducted from net loss available to common shareholders under GAAP accounting rules.
(c)	Foreign currency exchange loss applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
(d)	In the second quarter of 2007, we adjusted our calculation of weighted average diluted shares to be consistent with the guidance prescribed by NAREIT. These changes had no impact on the Comparable FFO per share amounts reported in prior periods.

Supplemental Financial Information

March 31, 2008

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)		Loan Amount	Maturity Date (b)
Bank Credit Facility	3.50%	80 bp		$155,000	March 2012
Fairmont Chicago	3.40%	70 bp		123,750	April 2012
Loews Santa Monica Beach Hotel	3.33%	63 bp		118,250	March 2012
Ritz-Carlton Half Moon Bay	3.37%	67 bp		76,500	March 2012
InterContinental Chicago	3.76%	106 bp		121,000	October 2011
InterContinental Miami	3.43%	73 bp		90,000	October 2011
InterContinental Prague (c)	5.61%	125 bp	(c)	164,177	March 2012
Westin St. Francis	3.40%	70 bp		220,000	August 2011
Marriott London Grosvenor Square (d)	7.11%	110 bp	(d)	153,310	October 2013
Fairmont Scottsdale Princess	3.26%	56 bp		180,000	September 2011
Hyatt Regency LaJolla	3.70%	100 bp		97,500	September 2012
Punta Mita land parcel promissory notes	N/A	N/A		32,167	August 2008 and 2009
Exchangeable senior notes	3.50%	Fixed		179,280	April 2012

				$1,710,934

(a)	Spread over LIBOR (2.70% at March 31, 2008).
(b)	Includes extension options.
(c)	Principal balance of €104,000,000 at March 31, 2008. Spread over EURIBOR (4.36% at March 31, 2008).
(d)	Principal balance of £77,250,000 at March 31, 2008. Spread over three-month GBP LIBOR (6.01% at March 31, 2008).

U.S. Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2005	4.42%	$75,000	April 2010
April 2005	4.59%	75,000	April 2012
June 2005	4.12%	50,000	June 2012
June 2006	5.50%	75,000	June 2013
August 2006	5.34%	100,000	August 2011
August 2006	5.42%	100,000	August 2013
September 2006	5.08%	100,000	February 2011
September 2006	5.10%	100,000	December 2010
September 2006	5.09%	100,000	September 2009
March 2007	4.81%	100,000	December 2009
March 2007	4.84%	100,000	July 2012

	4.99%	$975,000

European Interest Rate Swap

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£77,250	October 2013

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
September 2009	4.90%	$100,000	September 2014
December 2009	4.96%	100,000	December 2014
April 2010	5.42%	75,000	April 2015
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$475,000

At March 31, 2008, future scheduled debt principal payments (including extension options) are as follows:

Years ended December 31,	Amount (in thousands)
2008 (remainder)	$16,735
2009	15,432
2010	9,014
2011	620,014
2012	908,694
Thereafter	141,045

Total	$1,710,934

Percent of fixed rate debt including U.S. and European swaps		78.3%
Weighted average interest rate including U.S. and European swaps		5.20%
Weighted average maturity of fixed rate debt		5.41

Supplemental Financial Information

March 31, 2008

Portfolio Data

Portfolio at March 31, 2008

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD March 2008 Property EBITDA	QTD March 2008 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	13%	9%	$6,408
InterContinental Chicago (a)	Chicago, IL	792	9%	2%	1,682
Hotel del Coronado (b)	Coronado, CA	757	8%	8%	5,152
Hyatt Regency Phoenix	Phoenix, AZ	696	8%	8%	5,820
Fairmont Chicago	Chicago, IL	687	8%	-2%	(1,444)
Fairmont Scottsdale Princess	Scottsdale, AZ	649	7%	16%	11,056
InterContinental Miami	Miami, FL	641	7%	12%	7,911
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	4%	2,507
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	4%	5%	3,724
Marriott Lincolnshire Resort	Lincolnshire, IL	389	4%	1%	673
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	5%	3,376
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	1%	778
Four Seasons Washington, D.C.	Washington, D.C.	211	2%	1%	769

Total United States		7,435	82%	70%	48,412

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	3%	2,174
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	15%	10,243

Total Mexican		413	5%	18%	12,417

Total North American		7,848	87%	88%	60,829

European:
InterContinental Prague	Prague, Czech Republic	372	4%	4%	2,780
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	236	3%	3%	2,085
Paris Marriott Champs Elysees	Paris, France	192	2%	6%	4,005
Renaissance Paris Hotel Le Parc Trocadero (d)	Paris, France	116	1%	-1%	(684)

Total European		1,194	13%	12%	8,186

		9,042	100%	100%	$69,015

(a)	On August 31, 2007, we sold 49% interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels. We consolidate these hotels for reporting purposes.
(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in losses of the hotel joint venture is included in equity in losses of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.
(d)	This property, formerly referred to as Hotel Le Parc, was rebranded on April 1, 2008.

Supplemental Financial Information

March 31, 2008

Under Construction and Completed Capital Projects

(images of completed projects available on the company’s website)

Hotel	Project Description	Completed
Fairmont Chicago	ENO, wine tasting room *	Q2 08
	Lobby renovation	Q2 08
	Room renovation	Q2 08
	Spa and fitness center	Q1 08
	Gold lounge	Q4 06
	Sushi bar	Q4 06

Fairmont Scottsdale Princess	Michael Mina operated Bourbon Steak Restaurant	Q1 08
	Midnight Oil operated Stone Rose Bar	Q1 08
	Gold room renovation	Q1 08
	GM house conversion - 1 room addition	Q1 08

Four Seasons Mexico City	Guest room renovation	Q1 06

Four Seasons Punta Mita	Lobby bar	Q1 08
	Oasis room and river pool - 23 room addition	Q2 07
	Fitness center expansion	Q1 07
	Coral suite - 5 room addition	Q1 07
	Retail expansion	Q4 06
	Tamai pool	Q4 06
	Tamai garden	Q4 06
	Beachfront restaurant addition	Q4 06
	Arena suite - 5 room addition	Q1 06

Four Seasons Washington, D.C.	Presidential suite renovation	In Construction
	11 room expansion	In Construction

Hotel del Coronado	Retail reconfiguration / renovation	Q2 08
	ENO, wine tasting room *	Q1 08
	Guest room renovation	Q2 07
	Restaurant renovation	Q2 07
	Beach Village - 78 room addition	Q2 07
	Spa & fitness center / beach club	Q1 07

InterContinental Chicago	Starbucks	Q3 07
	Meeting space addition	Q3 07
	ENO, wine tasting room *	Q4 06

InterContinental Miami	Starbucks	Q3 06
	Spa	In Construction

InterContinental Prague	Partial guest room renovation	Q2 07

Loews Santa Monica Beach Hotel	Restaurant renovation	Q4 04

Marriott London Grosvenor Square	Gordon Ramsay operated Maze Grill Restaurant	Q2 08
	Concierge lounge	Q1 08
	Guestroom renovation	In Construction

Renaissance Paris Hotel Le Parc Trocadero	Renaissance brand conversion	Q1 08

Ritz-Carlton Half Moon Bay	Suite renovation	Q1 08
	Outdoor patios	Q3 06
	Guestroom fireplaces	Q2 06
	Ocean terrace	Q2 06
	Restaurant expansion	Q4 05
	ENO, wine tasting room*	Q3 05
	Retail expansion	Q3 05
	Wine tasting room expansion	In Construction
	Restaurant and lounge renovation	In Construction

Ritz-Carlton Laguna Niguel	Meeting space renovation	Q4 07
	Suite conversion - 3 room addition	Q2 07
	Suite renovation	Q2 07
	ENO, wine tasting room *	Q1 07

Westin St. Francis	Lobby bar	In Construction
	Room and corridor renovation	In Construction

*	Strategic’s branded wine room concept

Supplemental Financial Information

Four Quarters Ended March 31, 2008

Seasonality by Geographic Region

Same store revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency New Orleans as its results of operations were reclassified to discontinued operations; (ii) exclusion of the unconsolidated Hotel del Coronado; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. The acquisition property is Renaissance Paris Hotel Le Parc Trocadero purchased on July 31, 2007.

United States Hotels (as of March 31, 2008)
Same store property revenues—12 Properties and 6,678 Rooms

	Three Months Ended
	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	Total
Same store property revenues	$209,181	$194,333	$209,487	$193,787	$806,788
Same store seasonality %	25.9%	24.1%	26.0%	24.0%	100.0%

Mexican Hotels (as of March 31, 2008)
Same store property revenues—2 Properties and 413 Rooms

	Three Months Ended
	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	Total
Same store property revenues	$20,794	$16,990	$24,246	$28,208	$90,238
Same store seasonality %	23.0%	18.8%	26.9%	31.3%	100.0%

North American Hotels (as of March 31, 2008)
Same store property revenues—14 Properties and 7,091 Rooms

	Three Months Ended
	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	Total
Same store property revenues	$229,975	$211,323	$233,733	$221,995	$897,026
Same store seasonality %	25.6%	23.6%	26.1%	24.7%	100.0%

European Hotels (as of March 31, 2008)
Acquisition property revenues—1 Property and 116 Rooms
Same store property revenues—4 Properties and 1,078 Rooms

	Three Months Ended
	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	Total
Acquisition property revenues (a)	$—	$2,687	$4,877	$2,167	$9,731
Acquisition property revenues (b)	4,587	1,320	—	—	5,907
Same store property revenues	40,254	39,567	41,556	32,097	153,474

Total pro forma revenues	$44,841	$43,574	$46,433	$34,264	$169,112
Pro forma seasonality %	26.5%	25.8%	27.4%	20.3%	100.0%

(a)	Acquisition property revenues for our period of ownership
(b)	Acquisition property revenues prior to our period of ownership

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Renaissance Paris Hotel Le Parc Trocadero results for the three months ended March 31, 2008, (iii) exclusion of Hyatt Regency New Orleans as this property’s results of operations were reclassified to discontinued operations and (iv) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2008)
12 Properties
6,678 Rooms

	Three Months Ended March 31,
	2008	2007	Change
Average Daily Rate	$240.84	$231.21	4.2%
Average Occupancy	70.5%	73.5%	(3.0	) pts
RevPAR	$169.90	$170.05	-0.1%
Total RevPAR	$320.32	$322.84	-0.8%
Property EBITDA Margin	22.3%	23.7%	(1.4	) pts

Mexican Hotels (as of March 31, 2008)
2 Properties
413 Rooms

	Three Months Ended March 31,
	2008	2007	Change
Average Daily Rate	$605.56	$554.28	9.3%
Average Occupancy	74.2%	76.1%	(1.9	) pts
RevPAR	$449.12	$421.80	6.5%
Total RevPAR	$750.56	$682.77	9.9%
Property EBITDA Margin	44.0%	40.9%	3.1	pts

North American Hotels (as of March 31, 2008)
14 Properties
7,091 Rooms

	Three Months Ended March 31,
	2008	2007	Change
Average Daily Rate	$263.20	$249.55	5.5%
Average Occupancy	70.8%	73.7%	(2.9	) pts
RevPAR	$186.23	$183.88	1.3%
Total RevPAR	$345.49	$342.62	0.8%
Property EBITDA Margin	25.1%	25.6%	(0.5	) pts

European Same Store Hotels (as of March 31, 2008)
4 Properties
1,078 Rooms

	Three Months Ended March 31,
	2008	2007	Change
Average Daily Rate	$317.94	$270.77	17.4%
Average Occupancy	72.0%	75.4%	(3.4	) pts
RevPAR	$228.98	$204.23	12.1%
Total RevPAR	$327.32	$305.58	7.1%
Property EBITDA Margin	32.5%	32.6%	(0.1	) pts

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three months ended March 31, 2008 and 2007. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended March 31,
	2008	2007	Change
UNITED STATES HOTELS:

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$9,751	$12,997	(25.0)%
Property EBITDA	$(1,444)	$597	(341.9)%

Selected Operating Information:
Rooms	687	685	2
Average occupancy	43.8%	64.9%	(21.1	) pts
ADR	$188.88	$175.95	7.4%
RevPAR	$82.80	$114.15	(27.5)%
Total RevPAR	$155.98	$210.82	(26.0)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information:
Total revenues	$32,212	$31,578	2.0%
Property EBITDA	$11,056	$11,717	(5.6)%

Selected Operating Information:
Rooms	649	651	(2)
Average occupancy	78.0%	78.9%	(0.9	) pts
ADR	$350.90	$331.27	5.9%
RevPAR	$273.73	$261.34	4.7%
Total RevPAR	$545.42	$538.97	1.2%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$11,402	$11,661	(2.2)%
Property EBITDA (a)	$769	$1,474	(47.8)%

Selected Operating Information:
Rooms	211	211	—
Average occupancy	65.6%	66.4%	(0.8	) pts
ADR	$487.79	$514.72	(5.2)%
RevPAR	$319.97	$342.01	(6.4)%
Total RevPAR	$593.83	$614.04	(3.3)%

HOTEL DEL CORONADO
Selected Financial Information: (Amounts below are 100% of operations, of which SHR owns 45%.):
Total revenues	$34,858	$30,498	14.3%
Property EBITDA	$11,449	$9,872	16.0%

Selected Operating Information:
Rooms	757	679	78
Average occupancy	69.4%	73.0%	(3.6	) pts
ADR	$332.66	$322.90	3.0%
RevPAR	$231.03	$235.62	(1.9)%
Total RevPAR	$506.02	$499.07	1.4%

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

	Three Months Ended March 31,
	2008	2007	Change
HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$10,164	$11,611	(12.5)%
Property EBITDA	$2,507	$3,240	(22.6)%

Selected Operating Information:
Rooms	419	419	—
Average occupancy	74.0%	82.1%	(8.1	) pts
ADR	$183.61	$194.08	(5.4)%
RevPAR	$135.83	$159.43	(14.8)%
Total RevPAR	$266.56	$307.91	(13.4)%

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$14,223	$13,398	6.2%
Property EBITDA (a)	$5,820	$5,339	9.0%

Selected Operating Information:
Rooms	696	696	—
Average occupancy	83.4%	85.9%	(2.5	) pts
ADR	$179.83	$162.61	10.6%
RevPAR	$149.94	$139.73	7.3%
Total RevPAR	$224.56	$213.89	5.0%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$12,847	$13,542	(5.1)%
Property EBITDA	$1,682	$1,880	(10.5)%

Selected Operating Information:
Rooms	792	792	—
Average occupancy	65.6%	69.2%	(3.6	) pts
ADR	$162.20	$165.14	(1.8)%
RevPAR	$106.39	$114.26	(6.9)%
Total RevPAR	$178.25	$189.98	(6.2)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$19,069	$18,283	4.3%
Property EBITDA (a)	$7,911	$7,832	1.0%

Selected Operating Information:
Rooms	641	641	—
Average occupancy	81.6%	83.1%	(1.5	) pts
ADR	$245.50	$235.69	4.2%
RevPAR	$200.32	$195.81	2.3%
Total RevPAR	$326.92	$316.91	3.2%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$12,198	$11,317	7.8%
Property EBITDA	$3,376	$3,363	0.4%

Selected Operating Information:
Rooms	342	342	—
Average occupancy	88.7%	86.4%	2.3	pts
ADR	$297.21	$281.97	5.4%
RevPAR	$263.67	$243.61	8.2%
Total RevPAR	$391.93	$367.66	6.6%

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

	Three Months Ended March 31,
	2008	2007	Change
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$7,580	$8,186	(7.4)%
Property EBITDA	$673	$790	(14.8)%

Selected Operating Information:
Rooms	389	389	—
Average occupancy	52.9%	57.0%	(4.1	) pts
ADR	$126.35	$126.97	(0.5)%
RevPAR	$66.81	$72.34	(7.6)%
Total RevPAR	$231.97	$250.54	(7.4)%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$12,290	$11,262	9.1%
Property EBITDA (a)	$778	$620	25.5%

Selected Operating Information:
Rooms	261	261	—
Average occupancy	64.6%	59.4%	5.2	pts
ADR	$310.11	$322.77	(3.9)%
RevPAR	$200.37	$191.72	4.5%
Total RevPAR	$517.47	$479.42	7.9%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$17,992	$17,602	2.2%
Property EBITDA	$3,724	$3,390	9.9%

Selected Operating Information:
Rooms	396	393	3
Average occupancy	62.3%	65.5%	(3.2	) pts
ADR	$371.38	$341.46	8.8%
RevPAR	$231.50	$223.68	3.5%
Total RevPAR	$499.29	$497.64	0.3%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$34,059	$31,756	7.3%
Property EBITDA	$6,408	$5,485	16.8%

Selected Operating Information:
Rooms	1,195	1,195	—
Average occupancy	75.5%	71.5%	4.0	pts
ADR	$216.51	$213.70	1.3%
RevPAR	$163.51	$152.80	7.0%
Total RevPAR	$313.20	$295.27	6.1%

(a)	For the three months ended March 31, 2008, Property EBITDA excludes the write-off of capitalized costs related to abandoned capital projects. The total costs excluded for individual properties amounted to $173,000 for the three months ended March 31, 2008.

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

	Three Months Ended March 31,
	2008	2007	Change
MEXICAN HOTELS:

FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$7,072	$6,778	4.3%
Property EBITDA	$2,174	$1,805	20.4%

Selected Operating Information:
Rooms	240	240	—
Average occupancy	67.7%	69.6%	(1.9	) pts
ADR	$282.74	$258.86	9.3%
RevPAR	$191.29	$180.11	6.2%
Total RevPAR	$323.81	$313.80	3.2%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$21,136	$16,982	24.5%
Property EBITDA	$10,243	$7,905	29.6%

Selected Operating Information:
Rooms	173	150	23
Average occupancy	83.2%	86.8%	(3.6	) pts
ADR	$969.73	$941.95	2.9%
RevPAR	$806.80	$817.28	(1.3)%
Total RevPAR	$1,342.59	$1,286.54	4.4%

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

	Three Months Ended March 31,
	2008	2007	Change
EUROPEAN HOTELS:

INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$8,497	$7,108	19.5%
Property EBITDA	$2,780	$2,243	23.9%

Selected Operating Information:
Rooms	372	372	—
Average Occupancy	66.1%	65.0%	1.1	pts
ADR	$210.94	$186.46	13.1%
RevPAR	$139.37	$121.24	15.0%
Total RevPAR	$251.00	$212.31	18.2%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,478	$5,043	8.6%
Property EBITDA	$1,562	$1,344	16.2%

Selected Operating Information:
Rooms	278	277	1
Average occupancy	77.8%	81.6%	(3.8	) pts
ADR	$193.76	$162.77	19.0%
RevPAR	$150.72	$132.84	13.5%
Total RevPAR	$216.88	$202.30	7.2%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$7,312	$9,458	(22.7)%
Property EBITDA	$2,085	$3,054	(31.7)%

Selected Operating Information:
Rooms	236	236	—
Average occupancy	61.6%	79.2%	(17.6	) pts
ADR	$403.65	$365.08	10.6%
RevPAR	$248.83	$289.06	(13.9)%
Total RevPAR	$340.45	$445.28	(23.5)%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$10,810	$8,011	34.9%
Property EBITDA	$4,005	$3,005	33.3%

Selected Operating Information:
Rooms	192	192	—
Average occupancy	88.0%	82.0%	6.0	pts
ADR	$558.61	$443.34	26.0%
RevPAR	$491.31	$363.75	35.1%
Total RevPAR	$618.70	$463.57	33.5%

RENAISSANCE PARIS HOTEL LE PARC TROCADERO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$2,167	N/A	N/A
Property EBITDA	$(684)	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2007, average occupancy was 72.2%, ADR was $281.76, RevPAR was $203.52 and Total RevPAR was $327.48):

Rooms	116	N/A	N/A
Average occupancy	44.5%	N/A	N/A
ADR	$312.23	N/A	N/A
RevPAR	$138.90	N/A	N/A
Total RevPAR	$205.28	N/A	N/A

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended March 31,
	2008		2007
	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hotel
Fairmont Chicago	$(1,444)	$(1,444)	$597	$597
Fairmont Scottsdale Princess	11,056	11,056	11,717	11,717
Four Seasons Washington, D.C.	769	769	1,474	1,474
Hotel del Coronado	11,449	—	9,872	—
Hyatt Regency La Jolla	2,507	2,507	3,240	3,240
Hyatt Regency Phoenix	5,820	5,820	5,339	5,339
InterContinental Chicago	1,682	1,682	1,880	1,880
InterContinental Miami	7,911	7,911	7,832	7,832
Loews Santa Monica Beach Hotel	3,376	3,376	3,363	3,363
Marriott Lincolnshire Resort	673	673	790	790
Ritz-Carlton Half Moon Bay	778	778	620	620
Ritz-Carlton Laguna Niguel	3,724	3,724	3,390	3,390
Westin St. Francis	6,408	6,408	5,485	5,485
Four Seasons Mexico City	2,174	2,174	1,805	1,805
Four Seasons Punta Mita Resort	10,243	10,243	7,905	7,905
InterContinental Prague	2,780	2,780	2,243	2,243
Marriott Hamburg (a)	1,562	20	1,344	18
Marriott London Grosvenor Square	2,085	2,085	3,054	3,054
Paris Marriott Champs Elysees (b)	4,005	1,448	3,005	724
Renaissance Paris Hotel Le Parc Trocadero (c)	(684)	(684)	—	—

	$76,874	$61,326	$74,955	$61,476

Adjustments:
Corporate expenses		(7,430)		(7,117)
Interest income		595		489
Loss on early extinguishment of debt		—		(4,319)
Loss on sale of minority interests in hotel properties		(5)		—
Equity in losses of joint ventures		(779)		(2,883)
Foreign currency exchange loss		(3,209)		(1,655)
Other expenses, net		(443)		(157)
Income from discontinued operations (excluding minority interest)		416		329
Interest expense—discontinued operations		—		34
Income taxes—discontinued operations		—		(61)
Minority interest in consolidated affiliates		897		(422)
Adjustments from consolidated affiliates		(1,671)		(1,028)
Adjustments from unconsolidated affiliates		5,989		7,079
Adjustments for abandoned capital projects		(173)		—
Other adjustments		29		1

EBITDA		$55,542		$51,766

(a)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(b)	Effective January 1, 2008, we no longer sublease the operations of the Paris Marriott Champs Elysees to a third party and reflect the operating results of the Paris Marriott Champs Elysees in our consolidated statements of operations. Therefore, for the three months ended March 31, 2007, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(c)	We have included the results of the hotel acquired in Property EBITDA above for our period of ownership.

Supplemental Financial Information

Three Months Ended March 31, 2008 and 2007

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended March 31, 2008
	Property EBITDA	Adjustments	Comparable EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$(1,444)	$—	$(1,444)
Fairmont Scottsdale Princess	11,056	—	11,056
Four Seasons Mexico City	2,174	—	2,174
Four Seasons Washington, D.C.	769	—	769
Hyatt Regency La Jolla	2,507	(1,228)	1,279
InterContinental Chicago	1,682	(824)	858
InterContinental Miami	7,911	—	7,911
Westin St. Francis	6,408	—	6,408

Total Meetings & Business Hotels	31,063	(2,052)	29,011

Ocean Front Resorts:
Four Seasons Punta Mita Resort	10,243	—	10,243
Hotel del Coronado	11,449	(6,325)	5,124
Loews Santa Monica Beach Hotel	3,376	—	3,376
Ritz-Carlton Half Moon Bay	778	—	778
Ritz-Carlton Laguna Niguel	3,724	—	3,724

Total Ocean Front Resorts	29,570	(6,325)	23,245

European Hotels:
InterContinental Prague	2,780	—	2,780
Marriott Hamburg	1,562	(1,600)	(38)
Marriott London Grosvenor Square	2,085	—	2,085
Paris Marriott Champs Elysees	4,005	(3,820)	185
Renaissance Paris Hotel Le Parc Trocadero	(684)	—	(684)

Total European Hotels	9,748	(5,420)	4,328

Non-Core Assets:
Hyatt Regency Phoenix	5,820	—	5,820
Marriott Lincolnshire Resort	673	—	673

Total Non-Core Assets	6,493	—	6,493

	$76,874	$(13,797)	$63,077

	% of QTD Comparable EBITDA
Meetings & Business Hotels	46%
Ocean Front Resorts	37%
European Hotels	7%
Non-Core Assets	10%

Total	100%

Supplemental Financial Information

March 31, 2008

2008 Guidance

(in millions, except per share data)

Operational Guidance	Three Months Ended June 30, 2008		Year Ended December 31, 2008
	Low Range	High Range	Low Range	High Range
North American Total RevPAR growth	3.0%	5.0%	2.0%	5.0%
North American RevPAR growth	5.0%	7.0%	2.0%	5.0%

	Three Months Ended June 30, 2008		Year Ended December 31, 2008
Comparable FFO Guidance	Low Range	High Range	Low Range	High Range
Net income available to common shareholders	$6.4	$9.3	$4.0	$14.8
Depreciation and amortization	27.9	27.9	120.8	120.8
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.6)	(4.6)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	0.4	0.4	1.4	1.4
Minority interests	0.2	0.3	0.5	0.7
Adjustments from consolidated affiliates	(1.6)	(1.6)	(6.3)	(6.3)
Adjustments from unconsolidated affiliates	1.5	1.5	6.0	6.0

Comparable FFO	$33.7	$36.7	$121.8	$132.8

Comparable FFO per diluted share	$0.44	$0.48	$1.60	$1.75

	Three Months Ended June 30, 2008		Year Ended December 31, 2008
Comparable EBITDA Guidance	Low Range	High Range	Low Range	High Range
Net income available to common shareholders	$6.4	$9.3	$4.0	$14.8
Depreciation and amortization	27.9	27.9	120.8	120.8
Interest expense	22.2	22.2	91.9	91.9
Income taxes	5.9	5.9	10.9	10.9
Minority interests	0.2	0.3	0.5	0.7
Adjustments from consolidated affiliates	(2.8)	(2.8)	(14.5)	(14.5)
Adjustments from unconsolidated affiliates	5.4	5.4	24.0	24.0
Preferred shareholder dividends	7.7	7.7	30.9	30.9
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.6)	(4.6)

Comparable EBITDA	$71.8	$74.8	$263.9	$274.9